UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: August 16, 2000

Date of earliest event reported: June 19, 2000

PFIZER INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street, New York, New York 10017 (Address of principal executive offices) (212) 573-2323 (Registrant's telephone number)

Item 5. Other Events

As previously reported in the registrant's Form 8-K dated June 20, 2000, a subsidiary of Pfizer Inc. ("Pfizer" or the "Company") and Warner-Lambert Company ("Warner-Lambert") completed their merger whereby Warner-Lambert became a wholly owned subsidiary of Pfizer. The Company is filing an unaudited condensed consolidated statement of income for the one month ended July 30, 2000 and the seven months ended July 30, 2000 which reflects at least 30 days of post-merger operating results fo s included in Exhibit 99 to this Form 8-K and is incorporated by reference.

Item 7(c). Exhibits
99	Unaudited condensed consolidated statement of income for the one month and seven months ended July 30, 2000.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.
Dated: August 16, 2000	By: /s/ Margaret M. Foran Name: Margaret M. Foran Title: Vice President, Corporate Governance

Index to Exhibits

Number	Description
99	Unaudited condensed consolidated statement of income for the one month and seven months ended July 30, 2000.